Exhibit 99.1

ConnectM’s ~17.3% Blue Cloud Stake Gains Value Following Blue Cloud’s $150 Million Technology Services Agreement

Blue Cloud Softech Solutions Ltd. (BSE: 539607), in which ConnectM holds an approximately 17.3% post-issue equity stake, disclosed an 18-month, $150 million minimum-commitment Statement of Work with SpaceX International Ltd. On an illustrative basis, the value of ConnectM’s 160,000,000 Blue Cloud shares has increased from approximately $30.4 million at the signing of the share exchange to approximately $40.6 million as of August 11, 2026.

MARLBOROUGH, Mass., August 13, 2026 (GLOBE NEWSWIRE) -- ConnectM Technology Solutions, Inc. (OTCQX: CNTM) (“ConnectM” or the “Company”), a technology company powering the physical layer of the AI economy across distributed energy and last-mile logistics, today commented on Blue Cloud Softech Solutions Ltd. (BSE: 539607) (“Blue Cloud”), a company listed on BSE Limited (formerly the Bombay Stock Exchange) in India, in which ConnectM holds an approximately 17.3% post-issue equity stake following the June 17, 2026 closing of its share exchange transaction.

Blue Cloud disclosed in a regulatory filing with BSE Limited that its wholly owned U.S. subsidiary signed a Statement of Work with SpaceX International Ltd., a Labuan, Malaysia-based company. The agreement, issued under a Master Services Agreement dated July 9, 2026, carries a minimum commitment of $150 million over 18 months. It covers AI infrastructure services worth approximately $70 million, cybersecurity worth approximately $25 million, telecommunications worth approximately $25 million, and data center solutions worth approximately $30 million. Blue Cloud will design, build, secure, connect, and operate the platform in five phases across six quarterly billing periods, transitioning to managed operations from the sixth quarter onward.

Blue Cloud shares closed at ₹24.21 on BSE Limited on August 11, 2026, an increase of approximately 31% from the ₹18.50 reference price at the June 2, 2026 signing of the share exchange agreement, under which ConnectM received 160,000,000 Blue Cloud shares in exchange for its previously held 94.11% interest in Global Impx Inc. This share price appreciation reflects the period since the share exchange was signed and is not attributable solely to any single announcement.

Illustrative Value of ConnectM’s Stake

Unaudited and for illustrative purposes only; not a GAAP measure. See notes below.

Illustrative Value of ConnectM’s Blue Cloud Stake	At Share Exchange Signing (June 2, 2026)	As of August 11, 2026
Blue Cloud share price (INR)	18.50	24.21
USD:INR exchange rate	97.37	~95.40
Value of 160,000,000 shares (USD, illustrative)	~$30.4 million	~$40.6 million

For illustrative purposes, at Blue Cloud’s August 11, 2026 closing price of ₹24.21 and a USD:INR exchange rate of approximately 95.40, ConnectM’s 160,000,000 Blue Cloud shares had an aggregate value of approximately $40.6 million on an unaudited, illustrative basis.

“Blue Cloud’s agreement adds real value to the equity position we acquired in the share exchange,” said Bhaskar Panigrahi, Chairman and Chief Executive Officer of ConnectM. “It is a strong result for a company we believe in, and we look forward to its continued execution.”

About ConnectM’s Blue Cloud Position

ConnectM’s 160,000,000 Blue Cloud shares are subject to a six-month trading lock-up under BSE and SEBI rules, which commenced in August 2026 when the shares received trading approval from BSE Limited. Because the shares cannot currently be sold, the illustrative value shown above may not be realizable in the near term. The carrying value of the shares on ConnectM’s own financial statements is determined separately under U.S. GAAP and will be reflected in the Company’s SEC filings; it may differ from the illustrative figure in this release.

The information regarding Blue Cloud and the SpaceX International Ltd. agreement is derived solely from Blue Cloud’s public disclosures. ConnectM has not independently verified this information, was not a party to the agreement, and assumes no obligation to update it. This release is not investment advice or a recommendation regarding any Blue Cloud securities, and past stock performance does not predict future results.

About ConnectM Technology Solutions, Inc.

ConnectM is a technology company powering the physical layer of the AI economy across distributed energy and last-mile logistics. Through its various operating segments, the Company delivers cutting-edge energy storage, distributed energy, last-mile delivery, and AI infrastructure solutions to customers worldwide. For more information, visit www.connectm.com.

About Blue Cloud Softech Solutions Ltd.

Blue Cloud Softech Solutions Ltd. (BSE: 539607), publicly listed on BSE Limited (formerly the Bombay Stock Exchange), India’s oldest stock exchange, is a Hyderabad, India-based technology and infrastructure company with over 30 years of experience delivering solutions to government and enterprise customers. The Company operates a portfolio of IP-led platforms across digital health (BluHealth), AI diagnostics (BluBio), advanced sterilization (BioSter), 5G connectivity, cybersecurity, and enterprise telecom.

Through a disciplined SPV-based model, Blue Cloud enables scalable deployment of technology platforms across India and international markets, combining government-grade relationships, proprietary technologies, and a platform-centric approach to drive repeatable, high-margin growth. ConnectM holds approximately 17.3% of Blue Cloud’s post-issue equity but does not control Blue Cloud and is not responsible for its disclosures, operations, or securities.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management, as well as statements regarding Blue Cloud, its agreements, and the value of ConnectM’s equity position in Blue Cloud, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, including risks and uncertainties relating to Blue Cloud that are outside ConnectM’s control and about which ConnectM has no independent knowledge beyond Blue Cloud’s public disclosures. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

ConnectM Technology Solutions, Inc.

+1-617-395-1333

irpr@connectm.com

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